Exhibit 99.5
MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN
STOCK APPRECIATION RIGHT AGREEMENT
     1. Grant of SAR. Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), hereby grants to the Recipient named in the Notice of Stock Appreciation Right attached to this Stock Appreciation Right Agreement (the “Recipient”), a stock appreciation right (the “SAR”) with respect to the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Appreciation Right (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Omnibus Stock and SAR Compensation Plan (the “Plan”), which is incorporated in this Stock Appreciation Right Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
     2. Exercise of SAR.
          (a) Right to Exercise. This SAR shall be exercisable during its term in accordance with the Vesting Schedule, Termination Period and Expiration Date set forth in the Notice, Section 4 below and with the applicable provisions of the Plan. This SAR may not be exercised for a fraction of a share.
          (b) Method of Exercise.
               (i) This SAR shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Recipient’s election to exercise this SAR, the number of Shares in respect of which this SAR is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Recipient and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery.
               (ii) As a condition to the exercise of this SAR and as further set forth in Section 13 of the Plan, Recipient agrees to make adequate provision for federal, state or other tax or withholding obligations, if any, which arise upon the grant, vesting or exercise of this SAR, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.
               (iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this SAR unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This SAR may not be exercised until such time as the Plan has been approved by the Company’s stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this SAR, the Company may require Recipient to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Recipient on the date on which this SAR is exercised with respect to such Shares.
          (iv) Subject to compliance with all applicable laws, rules and regulations, this SAR shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the satisfaction of any applicable withholding obligations.
     3. Distribution Pursuant to Exercise. Upon exercise of this SAR pursuant to Section 2 above, Recipient will receive a payment equal to the difference between the aggregate Fair Market Value of the Shares with respect to which this SAR is exercised and determined as of the exercise date and the aggregate Exercise Price, which payment shall be made in Shares, provided that any amount equal to less than the Fair Market Value of one full Share on the exercise date shall be paid to the Recipient in cash. Such payment shall be made as soon as reasonably practicable following the exercise.
     4. Termination of Relationship. Following the date of termination of Recipient’s Service for any reason (the “Termination Date”), Recipient may exercise this SAR only as set forth in the Notice and this Section 4. If Recipient does not exercise this SAR within the Termination Period set forth in the Notice or the termination periods set forth below, this SAR shall terminate in its entirety. In no event, may this SAR be exercised after the Expiration Date of this SAR set forth in the Notice. In the event of termination of Recipient’s Service other than as a result of Recipient’s Disability, death or for Cause, Recipient may, to the extent Recipient is vested in this SAR at the Termination Date, exercise this SAR during the Termination Period set forth in the Notice. In the event of any other termination, Recipient may exercise this SAR only as described below:
          (a) Termination upon Disability of Recipient. In the event of termination of Recipient’s Service as a result of Recipient’s Disability, Recipient may, but only within 12 months from the Termination Date, exercise this SAR to the extent Recipient is vested in this SAR.
     (b) Death of Recipient. In the event of the death of Recipient while in Service or within 3 months following the termination of Recipient’s Service, this SAR may be exercised at any time within 12 months following the date of death by any beneficiary properly designated by the Recipient or, if no such beneficiary exists, by the Recipient’s estate or by a person who acquired the right to exercise this SAR by bequest or inheritance, but only to the extent Recipient is vested in this SAR.
     (c) Termination for Cause. In the event Recipient’s Service is terminated for Cause, this SAR shall terminate immediately upon such termination for Cause. In the event Recipient’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Recipient’s rights under this SAR, including the right to exercise this SAR, shall be suspended during the investigation period.
     5. Non-Transferability of SAR. This SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This SAR may be exercised during the lifetime of Recipient only by Recipient. The terms of this SAR shall be binding upon the executors, administrators, heirs, successors and assigns of Recipient.
     6. Authorization to Release Necessary Personal Information. Recipient hereby authorizes and directs Recipient’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Recipient’s employment, the nature and amount of Recipient’s compensation and the facts and conditions of Recipient’s participation in the Plan (including, but not limited to, Recipient’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Recipient’s participation in the Plan. Recipient understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this SAR under the Plan or with whom shares acquired pursuant to this SAR or cash from the sale of shares underlying this SAR may be deposited. Recipient acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Recipient’s residence. Furthermore, Recipient acknowledges and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for Recipient’s participation in the Plan. Recipient may at any time withdraw the consents herein by contacting Recipient’s local human resources representative in writing. Recipient further acknowledges that withdrawal of consent may affect Recipient’s ability to exercise or realize benefits from this SAR, and Recipient’s ability to participate in the Plan.
     7. No Entitlement or Claims for Compensation.
          (a) Recipient’s rights, if any, in respect of or in connection with this SAR or any other Award is derived solely from the discretionary decision of the Company to permit Recipient to participate in the Plan and to benefit from a discretionary Award. By accepting this SAR, Recipient expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Recipient. This SAR is not intended to be compensation of a continuing or recurring nature, or part of Recipient’s normal or expected compensation, and in no way represents any portion of a Recipient’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.
          (b) Neither the Plan nor this SAR or any other Award granted under the Plan shall be deemed to give Recipient a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate Recipient’s Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Recipient shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this SAR or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
          (c) Recipient acknowledges that he or she is voluntarily participating in the Plan.
          (d) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the SAR will have no value. If Recipient exercises the SAR and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.
     8. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the SAR granted under and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request Recipient’s consent to participate in the Plan by electronic means. Recipient hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
     9. Translation. If this Agreement or any other document related to the Plan is translated into a language other then English and if the translated version is different from the English version, the English version will take precedence.
     10. Effect of Agreement. Recipient acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the SAR terms), and hereby accepts this SAR and agrees to be bound by its contractual terms as set forth herein and in the Plan. Recipient hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this SAR. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
     11. Miscellaneous.
          (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
          (b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed or, if permitted by the Company, electronically accepted, by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
          (c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
          (d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Recipient at the address maintained for Recipient in the Company’s records.
          (e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Recipient under this Agreement may not be assigned without the prior written consent of the Company.

EXHIBIT A

NOTICE OF EXERCISE

To:	Martha Stewart Living Omnimedia, Inc.
Attn:	Administrator of the Omnibus Stock and SAR Compensation Plan
Subject:	Notice of Intention to Exercise Stock Appreciation Right
     This Notice of Exercise constitutes official notice that the undersigned intends to exercise Recipient’s stock appreciation right covering                      shares of Martha Stewart Living Omnimedia, Inc. Common Stock, under and pursuant to the Company’s Omnibus Stock and SAR Compensation Plan (the “Plan”) and the Notice of Stock Appreciation Right and Stock Appreciation Right Agreement (the “Agreement”) dated                     , with respect to                                          shares.
     The shares issued pursuant to this exercise should be registered in the name(s) of:
and

.[4]

     By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to exercise the stock appreciation right pursuant to the Plan and the Agreement is enclosed.5
Dated:

(Signature)	(Signature)[6]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

[4]	If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.

[5]	Applicable if someone other than the Recipient (e.g., a death beneficiary) is exercising this SAR.

[6]	Each person in whose name shares are to be registered must sign this Notice of Exercise.

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN
NOTICE OF STOCK APPRECIATION RIGHT

Recipient:

     You have been granted a stock appreciation right (the “SAR”) with respect to Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”), as follows:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares:

Total Exercise Price:

Expiration Date:

Vesting Schedule:	So long as your Service continues, this SAR shall vest and become exercisable in accordance with the following schedule:

Notwithstanding the foregoing, all Shares subject to this SAR shall fully vest and become exercisable immediately upon a Change in Control provided that you are still in Service at that time.

Termination Period:	You may exercise this SAR for 3 months after termination of your Service except as set forth in Section 4 of the Stock Appreciation Right Agreement and in no event may you exercise this SAR after the Expiration Date. You are responsible for keeping track of these exercise periods following a termination of your Service for any reason. The Company will not provide further notice of such periods.
     Unless otherwise defined in this Notice of Stock Appreciation Right, the terms used herein shall have the meanings assigned to them in the Plan.
     By your signature and the signature of the Company’s representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and SAR Compensation Plan and the Stock Appreciation Right Agreement, all of which are attached to, and made a part of, this document.
     In addition, you agree and acknowledge that your rights to any Shares underlying this SAR will be earned only as you provide Service over time, that this SAR is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to the Date of Grant, and that nothing in this Notice of Stock Appreciation Right or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

RECIPIENT:	MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
Signature

Title:
Print Name

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